UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2010

Item 1. Schedule of Investments

Global High Income Fund Inc.
Portfolio of investments — January 31, 2010 (unaudited)

	Face
Security description	amount		Value

Bonds — 94.23%
Corporate bonds — 17.03%
Brazil — 1.33%
Banco do Brasil SA,
6.000%, due 01/22/20(1)		$3,450,000	$3,415,500
Union National FIDC Trust 2006,
Series 2007-2,
due 07/01/10(1),(2),(3),(4),(5)	BRL	1,832,665	75,936
Series 3,
due 07/01/10(2),(3),(4),(5),(6)		2,075,000	86,338
Series 4,
due 05/01/11(2),(3),(4),(5),(6)		3,560,082	147,712

Total Brazil corporate bonds			3,725,486

Cayman Islands — 0.84%
ADCB Finance Cayman Ltd.,
4.750%, due 10/08/14(1)		$1,600,000	1,460,000
Lumena Resources Corp.,
12.000%, due 10/27/14(1)		1,000,000	872,500

Total Cayman Islands corporate bonds			2,332,500

Indonesia — 3.41%
Majapahit Holding BV,
7.250%, due 10/17/11(6)		500,000	526,250
7.250%, due 06/28/17(1)		1,050,000	1,073,625
7.250%, due 06/28/17(6)		350,000	357,875
7.750%, due 01/20/20(1)		4,200,000	4,347,000
7.875%, due 06/29/37(6)		3,100,000	2,983,750
8.000%, due 08/07/19(1)		200,000	211,500

Total Indonesia corporate bonds			9,500,000

Kazakhstan — 0.51%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	1,411,876

Malaysia — 3.32%
Johor Corp.,
1.000%, due 07/31/12(2)	MYR	26,970,000	9,250,923

Mexico — 0.31%
Hipotecaria Su Casita SA,
8.500%, due 10/04/16(6)		$1,145,000	881,650

Philippines — 1.02%
National Power Corp.,
9.625%, due 05/15/28		2,360,000	2,867,400

Qatar — 1.04%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)		2,550,000	2,900,095

Russia — 0.95%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(1)		300,000	318,000
7.750%, due 05/29/18(6)		1,600,000	1,712,000
9.000%, due 06/11/14(1)		550,000	624,635

Total Russia corporate bonds			2,654,635

Singapore — 0.22%
Prime Dig Pte Ltd.,
11.750%, due 11/03/14(1)		600,000	625,500

South Korea — 1.15%
Export-Import Bank of Korea,
5.500%, due 10/17/12		800,000	844,000
5.875%, due 01/14/15		500,000	535,000
Korea Expressway Corp.,
4.500%, due 03/23/15(1)		1,800,000	1,817,799

Total South Korea corporate bonds			3,196,799

Ukraine — 0.71%
NJSC Naftogaz of Ukraine,
9.500%, due 09/30/14(2)		2,100,000	1,974,000

United Arab Emirates — 1.51%
Abu Dhabi National Energy Co.,
4.750%, due 09/15/14(1)		3,100,000	3,014,750
6.500%, due 10/27/36(1)		1,150,000	1,020,625
6.500%, due 10/27/36(6)		200,000	177,500

Total United Arab Emirates corporate bonds			4,212,875

United States — 0.71%
Pemex Project Funding Master Trust,
5.750%, due 03/01/18		1,700,000	1,708,500
6.625%, due 06/15/35		300,000	279,000

Total United States corporate bonds			1,987,500

Total corporate bonds (cost $48,607,508)			47,521,239

Non US-government obligations — 75.43%
Argentina — 2.63%
Argentina Prestamos Garantizadad,
4.000%, due 04/15/10(7)	ARS	500,000	19,289
Republic of Argentina,
0.389%, due 08/03/12(7)		$9,712,000	3,122,408
2.500%, due 12/31/38(8)		970,000	322,525
7.000%, due 03/28/11		2,025,000	1,957,162
8.280%, due 12/31/33		634,451	435,551
8.375%, due 12/20/03(5),(9)		120,000	52,800
11.000%, due 10/09/06(5),(9)		3,250,000	1,430,000

			7,339,735

Brazil — 12.55%
Federal Republic of Brazil,
5.625%, due 01/07/41		200,000	181,500
6.000%, due 01/17/17		5,680,000	6,049,200
7.875%, due 03/07/15		2,000,000	2,325,000
8.875%, due 10/14/19		950,000	1,204,125
8.875%, due 04/15/24		1,610,000	2,044,700
10.500%, due 07/14/14		3,850,000	4,895,275
Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45(10)	BRL	12,750,000	12,069,854
Series F,
10.000%, due 01/01/13		5,625,000	2,848,610
10.000%, due 01/01/17		7,280,000	3,371,799

			34,990,063

Colombia — 2.35%
Republic of Colombia,
6.125%, due 01/18/41		$150,000	135,750
7.375%, due 09/18/37		1,575,000	1,661,625
8.125%, due 05/21/24		250,000	290,000
9.850%, due 06/28/27	COP	3,200,000,000	1,836,704

10.375%, due 01/28/33		$270,000	368,550
12.000%, due 10/22/15	COP	3,685,000,000	2,251,346

			6,543,975

Croatia — 0.87%
Republic of Croatia,
6.750%, due 11/05/19(1)		$2,300,000	2,436,342

Dominican Republic — 0.93%
Republic of Dominica,
9.500%, due 09/27/11(6)		2,492,113	2,579,337

Ecuador — 0.51%
Republic of Ecuador,
9.375%, due 12/15/15(6)		1,505,000	1,414,700

El Salvador — 0.54%
Republic of El Salvador,
7.375%, due 12/01/19(1)		400,000	421,000
8.250%, due 04/10/32(6)		1,015,000	1,075,900

			1,496,900

Gabon — 0.49%
Gabonese Republic,
8.200%, due 12/12/17(1)		1,270,000	1,376,362

Germany — 1.88%
Kreditanstalt fuer Wiederaufbau,
8.500%, due 01/18/11	NGN	800,000,000	5,247,466

Greece — 0.76%
Hellenic Republic,
2.300%, due 07/25/30(10)	EUR	793,170	739,601
2.900%, due 07/25/25(10)		1,255,848	1,375,348

			2,114,949

Hungary — 4.69%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	800,000,000	3,855,795
6.000%, due 10/24/12		610,000,000	3,067,350
6.500%, due 06/24/19		150,000,000	706,831
6.750%, due 04/22/11		170,000,000	873,280
6.750%, due 02/24/17		796,000,000	3,879,642
7.500%, due 11/12/20		140,000,000	704,324

			13,087,222

Indonesia — 4.59%
Indonesia Treasury Bond,
9.500%, due 06/15/15	IDR	5,650,000,000	626,938
10.250%, due 07/15/27		5,600,000,000	580,963
10.750%, due 05/15/16		27,050,000,000	3,153,422
11.000%, due 09/15/25		8,000,000,000	887,701
12.000%, due 09/15/26		32,715,000,000	3,883,813
Republic of Indonesia,
5.875%, due 03/13/20(1)		$1,400,000	1,417,500
7.750%, due 01/17/38(1)		200,000	220,000
7.750%, due 01/17/38(6)		250,000	275,000
11.625%, due 03/04/19(1)		1,250,000	1,765,625

			12,810,962

Lithuania — 0.24%
Republic of Lithuania,
6.750%, due 01/15/15(6)		650,000	665,437

Malaysia — 0.74%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	882,929
4.378%, due 11/29/19		2,900,000	856,142
5.734%, due 07/30/19		1,000,000	326,739

			2,065,810

Mexico — 2.09%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	4,161,695
United Mexican States,
8.300%, due 08/15/31		$290,000	355,627
Series A,
6.750%, due 09/27/34		590,000	618,025
7.500%, due 04/08/33		600,000	680,280

			5,815,627

Pakistan — 1.22%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(1)		1,690,000	1,385,800
6.875%, due 06/01/17(6)		1,000,000	820,000
7.125%, due 03/31/16(6)		1,400,000	1,204,000

			3,409,800

Peru — 0.76%
Republic of Peru,
6.550%, due 03/14/37		300,000	301,500
7.125%, due 03/30/19		500,000	566,250
7.350%, due 07/21/25		660,000	737,550
8.375%, due 05/03/16		100,000	119,000
8.750%, due 11/21/33		320,000	404,800

			2,129,100

Philippines — 1.49%
Power Sector Assets & Liabilities Management Corp.
7.390%, due 12/02/24(1)		2,100,000	2,168,977
Republic of Philippines,
6.375%, due 01/15/32		200,000	191,500
6.375%, due 10/23/34		1,900,000	1,790,750

			4,151,227

Poland — 8.13%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,834,882
4.750%, due 04/25/12		7,500,000	2,568,558
5.250%, due 04/25/13		9,000,000	3,105,779
5.250%, due 10/25/17		6,600,000	2,170,571
5.500%, due 10/25/19		1,200,000	391,967
5.750%, due 04/25/14		4,200,000	1,456,761
5.750%, due 09/23/22		6,100,000	2,014,043
6.000%, due 11/24/10		14,000,000	4,872,694
Republic of Poland,
6.375%, due 07/15/19		$2,100,000	2,257,500

			22,672,755

Qatar — 0.76%
State of Qatar,
6.400%, due 01/20/40(1)		2,150,000	2,128,500

Russia — 4.08%
Russian Federation,
7.500%, due 03/31/30(1),(8)		2,212,374	2,491,686

7.500%, due 03/31/30(6),(8)		7,896,000	8,892,870

			11,384,556

Serbia — 0.91%
Republic of Serbia,
6.750%, due 11/01/24(6)		2,590,000	2,551,150

South Africa — 4.56%
Republic of South Africa,
5.875%, due 05/30/22		300,000	303,375
6.500%, due 06/02/14		600,000	657,000
6.750%, due 03/31/21	ZAR	50,000,000	5,412,035
6.875%, due 05/27/19		$500,000	551,875
8.000%, due 12/21/18	ZAR	47,100,000	5,785,755

			12,710,040

Thailand — 1.81%
Government of Thailand,
4.250%, due 03/13/13	THB	160,000,000	5,052,563

Turkey — 8.76%
Government of Turkey,
10.000%, due 02/15/12(10)	TRY	8,208,830	6,249,516
14.000%, due 01/19/11		7,900,000	5,565,759
15.000%, due 02/10/10		6,400,000	4,282,941
Republic of Turkey,
6.750%, due 04/03/18		$550,000	594,000
6.750%, due 05/30/40		800,000	776,000
6.875%, due 03/17/36		550,000	545,875
7.000%, due 09/26/16		2,250,000	2,480,625
7.250%, due 03/15/15		600,000	669,000
7.500%, due 11/07/19		800,000	898,000
11.000%, due 01/14/13		1,950,000	2,359,500

			24,421,216

Ukraine — 0.50%
Republic of Ukraine,
7.650%, due 06/11/13(6)		1,500,000	1,395,000

United Arab Emirates — 0.80%
Emirate of Abu Dhabi,
5.500%, due 04/08/14(1)		2,100,000	2,231,250

Uruguay — 0.06%
Oriental Republic of Uruguay,
6.875%, due 09/28/25		150,000	156,750

Venezuela — 5.60%
Republic of Venezuela,
5.375%, due 08/07/10(6)		2,000,000	1,975,000
5.750%, due 02/26/16(6)		5,275,000	3,692,500
7.000%, due 12/01/18(6)		4,100,000	2,788,000
7.650%, due 04/21/25		4,200,000	2,625,000
7.750%, due 10/13/19(6)		1,150,000	782,000
8.500%, due 10/08/14		1,650,000	1,357,125
9.250%, due 05/07/28(6)		2,120,000	1,484,000
13.625%, due 08/15/18(6)		950,000	912,000

			15,615,625

Vietnam — 0.13%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(1)	350,000	367,500

Total non US-government obligations
(cost $201,905,838)		210,361,919

Sovereign/supranational bond — 1.77%
Corporacion Andina de Fomento,
8.125%, due 06/04/19
(cost $4,143,060)	4,150,000	4,930,329

Total bonds
(cost $254,656,406)		262,813,487

	Shares

Short-term investment — 3.57%
Investment company — 3.57%
UBS Cash Management Prime Relationship Fund, 0.151%(11),(12)
(cost $9,943,663)	9,943,663	9,943,663

Total investments(13)—97.80%
(cost $264,600,069)		272,757,150
Cash and other assets, lessliabilities— 2.20%		6,129,575

Net assets — 100.00%		$278,886,725

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $264,600,069; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$18,964,307
Gross unrealized depreciation	(10,807,226)

Net unrealized appreciation of investments	$8,157,081

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2010, the value of these securities amounted to $40,188,007 or 14.41% of net assets.
(2)	Security is illiquid. At January 31, 2010, the value of these securities amounted to $11,534,909 or 4.14% of net assets.
(3)	These securities, which represent 0.11% of net assets as of January 31, 2010, are considered restricted. (See restricted securities table below for more information.)

			Acquisition		01/31/10
			cost as a	01/31/10	Market value
	Acquisition	Acquisition	percentage of	Market	as a percentage
Restricted securities	dates	cost	net assets	value	of net assets

Union National FIDC Trust 2006,
Series 2007-2,
due 07/01/10	06/28/07	$1,834,873	0.66%	$ 75,936	0.03%
Series 3,
due 07/01/10	08/07/08	2,099,381	0.75	86,338	0.03
Series 4,
due 05/01/11	10/22/07	3,583,526	1.29	147,712	0.05
		$7,517,780	2.70%	$309,986	0.11%

(4)	Security linked to closed-end fund.
(5)	Security is in default.
(6)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2010, the value of these securities amounted to $39,379,969 or 14.12% of net assets.
(7)	Floating rate security — The interest rates shown are the current rates as of January 31, 2010.
(8)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of January 31, 2010. Maturity date disclosed is the ultimate maturity date.
(9)	Security purchased after stated maturity date as defaulted debt. Bond is being traded based on potential future claim.
(10)	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

(11)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
earned from
		Purchases	Sales during		affiliate for
		during the	the three		the three
		three months	months		months
	Value	ended	ended	Value	ended
Security description	10/31/09	01/31/10	01/31/10	01/31/10	01/31/10

UBS Cash Management Prime Relationship Fund	$27,942,180	$26,876,494	$44,875,011	$9,943,663	$9,154

(12)	The rate shown reflects the yield at January 31, 2010.
(13)	The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. Pursuant to the Fund's adoption of use of the practical expedient within ASC Topic 820 that is effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PLN	Polish Zloty
THB	Thai Baht
TRY	Turkish Lira
ZAR	South African Rand

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of January 31, 2010:

					Unrealized
	Contracts to			Maturity	appreciation/
	deliver	In exchange for		dates	(depreciation)

Brazilian Real	17,935,800	USD	9,992,130	03/04/10	$523,830
Chilean Peso	415,000,000	USD	838,723	03/04/10	46,436
Czech Koruna	98,000,000	USD	5,659,833	03/04/10	478,650
Euro	3,061,036	HUF	830,000,000	03/04/10	(19,473)
Hungarian Forint	1,143,590,000	USD	6,326,566	03/04/10	506,178
Mexican Peso	2,680,000	USD	205,701	02/03/10	830
Mexican Peso	25,100,000	USD	1,926,841	03/04/10	14,023
Polish Zloty	21,650,000	USD	7,868,435	03/04/10	471,152
Thai Baht	135,400,000	USD	4,087,547	03/04/10	11,014
Turkish Lira	15,992,745	USD	10,555,427	03/04/10	(79,107)
Turkish Lira	2,600,000	USD	1,753,029	03/04/10	24,133
United States Dollar	5,527,892	ARS	21,500,000	03/04/10	67,424
United States Dollar	3,339,475	BRL	5,867,150	03/04/10	(242,209)
United States Dollar	1,956,434	CLP	970,000,000	03/04/10	(104,582)
United States Dollar	387,674	COP	780,000,000	03/04/10	4,542
United States Dollar	1,722,391	COP	3,400,000,000	03/04/10	(12,732)
United States Dollar	7,496,017	HUF	1,354,980,000	03/04/10	(599,744)
United States Dollar	10,307,870	IDR	98,600,000,000	03/04/10	185,399
United States Dollar	2,789,101	INR	130,000,000	03/04/10	20,647
United States Dollar	2,849,495	KRW	3,300,000,000	03/04/10	(11,273)
United States Dollar	20,069,215	MXN	261,573,740	03/04/10	(135,231)
United States Dollar	5,857,583	MYR	19,850,000	03/04/10	(46,012)
United States Dollar	2,206,897	PEN	6,400,000	03/04/10	29,380
United States Dollar	2,765,334	PHP	132,100,000	03/04/10	66,119
United States Dollar	3,376,340	PLN	9,290,000	03/04/10	(202,171)
United States Dollar	2,674,977	RUB	82,400,000	03/04/10	27,583
United States Dollar	2,357,541	RUB	69,550,000	03/04/10	(76,436)
United States Dollar	13,220,423	THB	437,930,000	03/04/10	(35,518)
United States Dollar	10,938,533	TRY	16,550,000	03/04/10	66,554
United States Dollar	618,433	TRY	930,000	03/04/10	(21)
United States Dollar	2,159,884	ZAR	16,400,000	03/04/10	(20,275)

Net unrealized appreciation on forward foreign currency contracts					$959,110

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of January 31, 2010:

	Expiration	Cost/		Unrealized
	dates	(proceeds)	Value	depreciation

US Treasury futures buy contracts:
US Long Bond, 125 contracts (USD)	March 2010	$15,066,610	$14,851,563	$(215,047)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 40 contracts (USD)	March 2010	(4,648,689)	(4,658,438)	(9,749)
10 Year US Treasury Notes, 100 contracts (USD)	March 2010	(11,796,402)	(11,815,625)	(19,223)

Net unrealized depreciation on futures contracts				$(244,019)

Currency type abbreviation:
USD	United States Dollar

Swap agreements
Global High Income Fund, Inc. had outstanding interest rate swap agreements with the following terms as of January 31, 2010:

								Upfront
				Payments		Payments		payments		Unrealized
			Termination	made by		received by		(made)/		appreciation/
Counterparty	Notional amount		dates	the Fund		the Fund		received	Value	(depreciation)

Citigroup Global Market	MYR	32,000,000	11/23/14	2.1700	%(1)	3.7050	%(2)	$—	$(13,416)	$(13,416)
Credit Suisse International	BRL	12,000,000	01/02/12	—	(4)	13.4300	(2)	—	332,904	332,904
Credit Suisse International	CLP	2,475,000,000	10/24/11	3.2200	(2)	—	(3)	—	(74,752)	(74,752)
Credit Suisse International	CLP	2,475,000,000	10/24/14	—	(3)	5.2300	(2)	—	95,212	95,212
Credit Suisse International	CLP	775,000,000	01/08/15	—	(3)	5.2800	(2)	—	12,613	12,613
Merrill Lynch International	MXN	7,200,000	11/16/28	4.9250	(5)	8.8300	(2)	—	11,191	11,191
Merrill Lynch International	MXN	7,000,000	11/21/28	4.9300	(5)	8.6100	(2)	—	(705)	(705)

								$—	$363,047	$363,047

(1)	Rate based on the 3 month KLIBOR.
(2)	Payments made or received are based on the notional amount.
(3)	The payment to be made/received by the Fund is based on the CLICP Index.
(4)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The payment to be made by the Fund is based on the Brazil CETIP Interbank Offered Rate.
(5)	Rate based on 28-day TIIE.

CLICP	Sinacofi Chile Interbank Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
MXN	Mexican Peso
MYR	Malaysian Ringgit

Global High Income Fund, Inc. had outstanding credit default swap agreements with the following terms as of January 31, 2010:

Credit default swaps on corporate and sovereign issues — buy protection(1)

Upfront
				Payments	Payments	payments
			Termination	made by	received by	(made)/		Unrealized
Counterparty	Notional amount		dates	the Fund	the Fund	received	Value	depreciation

Merrill Lynch International	USD	1,100,000	12/20/13	4.8500%(2)	—(3)	$—	$(144,977)	$(144,977)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Payments made are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of South Africa 6.500% bond, due 06/02/14.

Currency type abbreviation:
USD	United States Dollar

Credit default swaps on corporate and sovereign issues — sell protection(1)

							Upfront
				Payments	Payments		payments		Unrealized
			Termination	made by	received by		(made)/		appreciation/	Credit
Counterparty	Notional amount		dates	the Fund	the Fund		received	Value	(depreciation)	spread(2)

Credit Suisse International	USD	2,050,000	02/20/10	—(3)	41.5000	%(4)	$—	$424,274	$424,274	9.871%
Credit Suisse International	USD	2,050,000	03/20/11	—(5)	1.0000	(4)	(8,445)	(17,456)	(9,011)	1.845
Credit Suisse International	USD	4,500,000	05/20/12	—(6)	3.3000	(4)	—	72,094	72,094	2.973
Credit Suisse International	USD	1,000,000	02/20/14	—(7)	4.1700	(4)	—	128,214	128,214	1.338
Merrill Lynch International	USD	2,300,000	03/20/10	—(8)	9.5000	(4)	—	107,790	107,790	0.626

							$(8,445)	$714,916	$723,361

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentine Government 8.280% bond, due 12/31/33.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/13.
(7)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Russian Federation 7.500% bond, due 03/31/30.

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund, Inc. had outstanding total return swap agreements with the following terms as of January 31, 2010:

						Upfront
				Payments	Payments	payments
			Termination	made by the	received by	(made)/		Unrealized
Counterparty	Notional amount		dates	Fund	the Fund	received	Value	appreciation

Citigroup Global Markets Ltd.	USD	2,350,600	09/07/10	0.3500%(1)	—%(2)	$—	$115,510	$115,510
Deutsche Bank AG	USD	2,999,995	12/19/14	0.6834(3)	—(4)	$—	91,439	91,439

						$—	$206,949	$206,949

(1)	Rate based on 6 month LIBOR (USD BBA).
(2)	Payment received is based on the notional amount of the underlying Sri Lanka Treasury Bill zero coupon, due 02/05/10.
(3)	Rate based on 3 month LIBOR (USD BBA).
(4)	Payment received is based on the notional amount of the underlying Russian Federation 11.200% bond, due 12/17/14.

BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

US generally accepted accounting principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund’s investments:

Measurements at 01/31/10

	Unadjusted quoted
	prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$37,960,330	$9,560,909	$47,521,239
Non US-government obligations	—	210,361,919	—	210,361,919
Sovereign/supranational bond	—	4,930,329	—	4,930,329
Short-term investment	—	9,943,663	—	9,943,663
Other financial instruments(1)	(244,019)	2,107,490	—	1,863,471

Total	$(244,019)	$265,303,731	$9,560,909	$274,620,621

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

In January 2010, Financial Accounting Standards Board (“FASB”) issues Accounting Standards Update (“ASU”) No.2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measures. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total

Assets
Beginning balance	$10,733,190	$10,733,190
Total gains or losses (realized/unrealized) included in earnings	(597,281)	(597,281)
Purchases, sales, issuances, and settlements (net)	(575,000)	(575,000)
Transfers in and/or out of Level 3	—	—

Ending balance	$9,560,909	$9,560,909

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses
relating to investments still held at 01/31/10.	$(653,280)	$(653,280)

Industry diversification (unaudited)
As a percentage of net assets as of January 31, 2010

Bonds
Corporate bonds
Chemicals	0.31%
Commercial banks	2.67
Diversified financial services	1.46
Diversified telecommunication services	1.04
Electric utilities	5.94
Metals & mining	0.22
Oil, gas & consumable fuels	1.42
Real estate management & development	3.32
Transportation infrastructure	0.65

Total corporate bonds	17.03
Non US-government obligations	75.43
Sovereign/supranational bond	1.77

Total bonds	94.23
Short-term investment	3.57

Total investments	97.80
Cash and other assets, less liabilities	2.20

Net assets	100.00%

(1) Swap agreements
The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indicies — sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

(2) Options writing
The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

(3) Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

(4) Securities lending
The Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The Fund did not lend any securities during the quarter ended January 31, 2010.

For more information regarding the Fund’s other significant accounting policies, please refer to Fund’s annual report to shareholders dated October 31, 2009.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 31, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 31, 2010